Exhibit 99.2

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2012 AND JUNE 30, 2013 (Unaudited)	2

CONSOLIDATED STATEMENT OF OPERATIONS FOR THE PERIOD FROM NOVEMBER 9, 2012 (INCEPTION) THROUGH DECEMBER 31, 2012, AND FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited), AND FOR THE PERIOD FROM NOVEMBER 9, 2012 (INCEPTION) THROUGH JUNE 30, 2013 (Unaudited)	3

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY FOR THE PERIOD FROM NOVEMBER 9, 2012 (INCEPTION) THROUGH DECEMBER 31, 2012, AND FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited), AND FOR THE PERIOD FROM NOVEMBER 9, 2012 (INCEPTION) THROUGH JUNE 30, 2013 (Unaudited)	4

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM NOVEMBER 9, 2012 (INCEPTION) THROUGH DECEMBER 31, 2012, AND FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited), AND FOR THE PERIOD FROM NOVEMBER 9, 2012 (INCEPTION) THROUGH JUNE 30, 2013 (Unaudited)	5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of North South Holdings Inc.

We have audited the accompanying balance sheet of North South Holdings Inc. (a company in the development stage) (the “Company”) as of December 31, 2012, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from November 9, 2012 (inception) through December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North South Holdings, Inc. (a company in the development stage), as of December 31, 2012, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
July 11, 2013

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE )
CONSOLIDATED BALANCE SHEETS

	June 30,
ASSETS	2013	December 31,
	(Unaudited)	2012
Current assets:

Cash	$1,630,166	$549,047
Accounts receivable	94,000	-
Prepaid expenses	29,425	-

Total current assets	1,753,591	549,047

Other assets:

Patent portfolio, net	792,370	415,000

Investment in Spherix Corp.	500,000	-

Total other assets	1,292,370	415,000

Total assets	$3,045,961	$964,047

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable and accrued expenses	$24,000	$-
Patent settlement and inventor royalty payables	47,648	-

Total current liabilities	71,648	-

Commitments and Contingencies

Stockholders' Equity:

Preferred stock, par value $ 0.0001 per share; 1,000 shares authorized; Series A Convertible Preferred Stock; 500 shares, issued and outstanding at June 30, 2013 and December 31, 2012	-	-
Series B Convertible Preferred Stock; 128 and no shares, issued and outstanding at June 30, 2013 and December 31, 2012	-	-

Common Stock, par value $0.0001 per share; 75,000 shares authorized, 500 shares issued and outstanding at June 30, 2013 and December 31, 2012	-	-

Additional paid in capital	3,234,880	1,000,000

Deficit accumulated during the development stage	(260,567)	(35,953)

Total stockholders' equity	2,974,313	964,047

Total liabilities and stockholders' equity	$3,045,961	$964,047

See the accompanying notes which are an integral part of these consolidated financial statements.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE )
CONSOLIDATED STATEMENTS OF OPERATIONS

			For the
	For the	For the	Period from
	Six Months	Period from	November 9, 2012
	Ended	November 9, 2012	through
	June 30, 2013	through	June 30, 2013
	(Unaudited)	December 31, 2012	(Unaudited)

Revenue	$94,000	$-	$94,000

Operating cost and expenses
Cost of revenues
Legal settlement and maintenance fees	125,347	-	125,347
Inventor royalty fees	30,208	-	30,208
Amortization of patents	34,514	-	34,514
Director's fees	35,460	5,100	40,560
Legal fees	27,743	30,853	58,596
Professional fees	55,480	-	55,480
Other fees and expenses	9,862	-	9,862

Total operating expenses	318,614	35,953	354,567

Net loss	$(224,614)	$(35,953)	$(260,567)

See the accompanying notes which are an integral part of these consolidated financial statements.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

	Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Common Stock			Deficit Accumulated
							Additional Paid	During the Development
	Shares	Amount	Shares	Amount	Shares	Amount	In Capital	Stage	Total

Balance at November 9, 2012	-	$-	-	$-	-	$-	$-	$-	$-

Issuance of shares to founders in exchange for intial capital contributions (500 shares of common stock at $0.0001 per share and 500 shares of convertible preferred stock at $2,000 per share)	500	-	-	-	500	-	1,000,000	-	1,000,000

Net loss	-	-	-	-	-	-	-	(35,953)	(35,953)

Balance at December 31, 2012	500	-	-	-	500	-	1,000,000	(35,953)	964,047

Issuance of Series B convertible preferred stock (unaudited)	-	-	128	-	-	-	2,234,880	-	2,234,880

Net loss (unaudited)	-	-	-	-	-	-	-	(224,614)	(224,614)

Balance at June 30, 2013 (Unaudited)	500	$-	128	$-	500	$-	$3,234,880	$(260,567)	$2,974,313

See the accompanying notes which are an integral part of these consolidated financial statements.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE )
CONSOLIDATED STATEMENTS OF CASH FLOWS

			For the
	For the	For the	Period from
	Six Months	Period from	November 9, 2012
	Ended	November 9, 2012	through
	June 30, 2013	through	June 30, 2013
	(Unaudited)	December 31, 2012	(Unaudited)
Cash flows from operating activities:

Net loss	$(224,614)	$(35,953)	$(260,567)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	34,514	-	34,514
Changes in assets and liabilities which used cash:
Changes in accounts receivable	(94,000)	-	(94,000)
Changes in prepaid expenses	(29,425)	-	(29,425)
Changes in accrued expenses	71,648	-	71,648

Net cash used in operating activities	(241,877)	(35,953)	(277,830)

Cash flows from investing activities:

Purchase of patent portfolios	(411,884)	(415,000)	(826,884)
Investment in Spherix Corp.	(500,000)	-	(500,000)

Net cash used in investing activities	(911,884)	(415,000)	(1,326,884)

Cash flows from financing activities:

Issuance of shares to founders in exchange for initial capital contributions	-	1,000,000	1,000,000
Issuance of Series B convertible preferred stock	2,234,880	-	2,234,880

Net cash provided by financing activities	2,234,880	1,000,000	3,234,880

Net increase in cash	1,081,119	549,047	1,630,166

Cash, beginning of period	549,047	-	-

Cash, end of period	$1,630,166	$549,047	$1,630,166

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the year for:

Interest	$-	$-	$-

Income taxes	$-	$-	$-

See the accompanying notes which are an integral part of these consolidated financial statements.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 1) ORGANIZATION:

North South Holdings Inc. and Subsidiary ("North South" or the “Company”) was incorporated on November 9, 2012 in the state of Delaware. North South was formed to seek business opportunities in which to acquire patents from various entities and monetize the disposal of them through sales, litigation or licensing. The Company issued 500 shares of preferred stock and 500 shares of common stock to its founders in exchange for initial capital contributions of $1,000,000 in cash.

The Company is a "development stage enterprise” as its primary activities since inception have been the development of its business plan, negotiating strategic alliances and other agreements, and raising capital. To date, the Company has generated minimal revenues from its operations.  As a development stage enterprise, the Company is subject to all of the risks and uncertainties typically faced by a newly formed business.

The Company’s consolidated financial statements as of June 30, 2013 and for the six months then ended, and for the period from November 9, 2012 (inception) through June 30, 2013 are unaudited and should be read in conjunction with the audited financial statements as of and for the period ended December 31, 2012.  In the opinion of management, such statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the consolidated financial statements of the Company for such periods.

In April 2013 the Company, its shareholders, Spherix Incorporated, a Delaware corporation ("Spherix"), and Spherix's wholly owned subsidiary, Nuta Technology Corp., a Virginia corporation (“Nuta”) entered into an Agreement and Plan of Merger (the "Amended Merger Agreement") with the Company (the “Merger”). On September 10, 2013 the transaction contemplated under the Amended Merger Agreement was completed. Upon closing of the transaction the Company merged with and into Nuta with Nuta as the surviving corporation.  Nuta will continue its operations in the State of Virginia as the record owner of the Company’s intellectual property.

Pursuant to the terms and conditions of the Merger, at the closing of the Merger, all of the Company’s 5,213 issued and outstanding shares of common stock (including the 3,024 shares of common stock that were issued due to the  conversion of Series A and Series B Preferred Stock in August 2013) were converted into an aggregate of 1,203,153 shares of  Spherix's common stock, par value $0.0001 per share (the “Spherix Common Stock”), and all of the Company’s 491 issued and outstanding shares of Series A Preferred Stock  and all of the Company’s 107 issued and outstanding shares of Series B Preferred Stock  were converted into an aggregate of 1,379,685 shares of Spherix's Series D Convertible Preferred Stock, par value $0.0001 per share, which is convertible into shares of Spherix Common Stock on a one-for-ten basis (collectively with the 1,203,153 shares of Spherix Common Stock, the “Merger Consideration”).

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 2) LIQUIDITY AND MANAGEMENT’S BUSINESS PLANS:

The Company’s business will require significant amounts of capital to sustain operations and make the investments it needs to execute its longer term business plan. The Company had cash and working capital of $1,630,166 and $1,681,943, respectively at June 30, 2013 and a net loss for the six months ended June 30, 2013 of $224,614 and a net loss for the period from November 9, 2012 (inception) through December 31, 2012 of $35,953.

The Company believes that it has sufficient liquidity to sustain operations as a stand-alone business through at least July 1, 2014.  The Company’s cash and working capital amounts were derived from the proceeds of an initial financing transaction in which it raised aggregate proceeds of $1 million through the issuance of Series A Preferred and common stock to its founding stockholders.  During the six months ended June 30, 2013, the Company raised an additional approximate $2.2 million through the issuance of Series B Preferred Stock.  Subsequent to June 30, 2013, the Company raised an additional approximate $1.8 million through the issuance of common stock (See Note 10).

As disclosed in Note 4, the Company acquired a portfolio of patents from Harris Corporation in December 2012 and an additional portfolio of patents in April of 2013 effectuated as a transfer of the membership interests of Compufill LLC.  In order to license or otherwise monetize the patent assets acquired, the Company may commence legal proceedings against certain parties asserting that such parties infringe on one or more of the Company’s patents.  The Company’s viability is highly dependent on the outcome of its business plan and there is a risk that the Company may be unable to achieve the results it desires from any potential litigation or licensing agreement, which failure would harm the Company’s business to a great degree.

Disputes regarding the assertion of patents and other intellectual property rights are highly complex and technical.  The Company may be forced to litigate against others to enforce or defend its intellectual property rights or to determine the validity and scope of other parties’ proprietary rights. The defendants or other third parties involved in the lawsuits in which the Company is involved may allege defenses and/or file counterclaims in an effort to avoid or limit liability and damages for patent infringement. If such defenses or counterclaims are successful, they may have an impact on the value of the patents and preclude the Company from deriving revenue from the patents.

As a result, a negative outcome of any such litigation, or one or more claims contained within any such litigation, could materially and adversely impact the Company’s business. Additionally, the Company anticipates that its legal fees and other expenses will be material and could have an adverse effect on its financial condition and results of operations if its efforts to monetize these patents are unsuccessful.  In addition, the costs of enforcing the Company’s patent rights may exceed its recoveries from such enforcement activities. Accordingly, in order for the Company to generate a profit from its patent enforcement and monetization activities, the revenues from such enforcement and monetization activities must be high enough to offset both the cash outlays and the contingent fees payable from such revenues. The Company’s failure to monetize its patent assets or the occurrence of unforeseen circumstances that could have a negative impact on the Company’s liquidity could significantly harm its business.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 2) LIQUIDITY AND MANAGEMENT’S BUSINESS PLANS (continued):

Should the Company be unsuccessful in its efforts to execute its business plan, it could become necessary for the Company to reduce expenses, curtail its operation or possibly suspend or discontinue its business activities.

(NOTE 3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(A)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. The Company’s significant estimates and assumptions include the recoverability and useful lives of long-lived assets and the valuation allowance related to the Company’s deferred tax assets. Certain of the Company’s estimates, including the carrying amount of the intangible assets, could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

(B)	Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiary CompuFill LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

(C)	Intangible Assets – Patent Portfolios

Intangible assets are comprised of patents with original estimated useful lives between 8 and 9 years (20 year life of underlying patent, less the approximate 11 to 12 years elapsed since original patent application). The Company amortizes the cost of the intangible assets over their estimated useful lives on a straight line basis.  Costs incurred to acquire patents, including legal costs, are also capitalized as long-lived assets and amortized on a straight-line basis with the associated patent.

 (D)       Impairment of Long-lived Assets

The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount.  The Company has not identified any such impairment losses.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

(E)       Cash

The Company places its cash with high quality financial institutions. At times, cash balances maybe in excess of the amounts insured by the Federal Deposit Insurance Corporation.

(F)       Income Taxes

The Company adopted the provisions of Accounting Standards Codification (“ASC”) Topic 740-10, which prescribes a recognition threshold and measurement process for financial statements recognition and measurement of a tax position taken or expected to be taken in a tax return.

Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements as of December 31, 2012. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the statements of operations.

(G)       Revenue Recognition

The Company currently derives all its revenues from past production payments. Past production payment revenues are royalty payments for the use of the Company’s intellectual property and when payments are made as part of a settlement of a patent infringement dispute.

Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) all obligations have been substantially performed pursuant to the terms of the arrangement, (iii) amounts are fixed or determinable, and (iv) the collectability is reasonably assured. Based on the criteria enumerated in ASC 605, the Company records its revenues and costs associated with its patent enforcement activities gross on the consolidated statement of operations.

(H)       Cost of Revenues

Cost of revenues include the costs and expenses incurred in connection with the Company’s patent enforcement activities, including inventor royalties paid to original patent owners, contingent legal fees paid to external patent counsel, other patent-related legal expenses paid to external patent counsel, licensing and enforcement related research, consulting and other expenses paid to third parties and the amortization of patent-related acquisition costs.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):

(I)       Inventor Royalties and Contingent Legal Expenses

Inventor royalties are expensed in the period that the related revenues are recognized. In certain instances, pursuant to the terms of the underlying inventor agreements, costs paid by the Company to acquire patents are recoverable from future net revenues. Patent acquisition costs that are recoverable from future net revenues are amortized over the estimated economic useful life of the related patents, or as the prepaid royalties are earned by the inventor, as appropriate, and the related expense is included in amortization expense. Any unamortized patent acquisition costs recovered from net revenues are expensed in the period recovered.

Contingent legal fees are expensed in the period that the related revenues are recognized. In instances where there are no recoveries from potential infringers, no contingent legal fees are paid; however, the Company may be liable for certain out of pocket legal costs incurred pursuant to the underlying legal services agreement. Legal fees advanced by contingent law firms that are required to be paid in the event that no license recoveries are obtained are expensed as incurred.

(J)       Concentrations of Market, Interest Rate and Credit Risk

Concentrations of market, interest rate and credit risk may exist with respect to the Company’s investments in patent portfolios and its other assets and liabilities. Market risk is a potential loss the Company may incur as a result of changes in the fair value of its investment in patent portfolios. Interest rate risk includes the risk associated with changes in prevailing interest rates. Credit risk includes the possibility that a loss may occur from the failure of counterparties to make payments according to the terms of a contract.

(K)       Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability (exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.

Generally accepted accounting principles defined a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1: Observable inputs such as quoted prices in active markets;
Level 2: Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs for which there is little or no market data, which requires the Company to develop assumptions.

The carrying amounts reported for cash, approximate fair value.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 4) INTANGIBLE ASSETS:

(A)  Harris Corporation Patent Purchase
On December 20, 2012, the Company purchased two hundred twenty two (222) patents from Harris Corporation (“Harris”) of Melbourne, Florida.  North South paid $320,000 to Harris plus $80,000 of commissions and $15,000 of legal fees.  North South also agreed to pay to Harris 5% of the gross amount of any judgment or settlement proceeds received by North South in any action for infringement claims pursued by North South, provided that Harris has complied with all reasonable requests for assistance in connection with such action.  Currently, no litigation is pending on these patents.  The technology covered by the portfolio includes: Solar, cellular, microwave communications, satellite communication, antenna technology, wifi and radio communication.

(B)	CompuFill Purchase

On April 15, 2013, the Company completed a purchase of two patents for $350,000 that was effectuated through a transfer of the membership interests of CompuFill LLC (“CompuFill”).

CompuFill was organized as a California limited liability company on January 5, 2011.  CompuFill’s activities through the date of this purchase were limited to (i) a purchase of two specific patents from an unrelated party in exchange for a contractually defined share of any future revenues realized upon the monetization of such patents; (ii) the filing of one patent infringement litigation case against six (6) companies to monetize the two patents; (iii) settlement of that litigation case, and (iv) the filing of four (4) additional separate infringement claims in February 2013 that are being pursued by the Company subsequent of this transaction.

Richard Reichert, as the inventor of the patented technology, is entitled to receive 40% of all net profits generated from the Company’s licensing program.  Net profits are defined as gross profits, minus attorney’s fees and litigation cost and expenses.  In addition, CompuFill had previously retained the law firm of Stevens Love PLLC to handle the patent licensing program.  Stevens Love PLLC is compensated on a contingency fee basis that is paid on sliding scale that ranges from 15% to 30% of all revenue generated from the licensing program.  Upon acquiring CompuFill, the Company agreed to have Stevens Love continue representing CompuFill at the contingency fee structure already in place.

In May and June 2013, the Company settled two of the four cases outstanding at the date these patents were purchased for gross proceeds of $94,000. Expenses of $30,208 to the inventor (40% of the gross settlement amount less legal expenses) and $17,440 for legal fees in connection with the settlement were incurred by the Company to arrive at a net settlement amount of $46,352.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 4) INTANGIBLE ASSETS (continued):

The weighted-average remaining amortization period of the Company’s patents is approximately 8.5 years.  Future amortization of all Patents is as follows:

For the Years Ending December 31		Harris Patent Portfolio	CompuFill Patent Portfolio	Other Costs	Total Amortization
2013	*	23,529	20,588	4,523	48,640
2014		47,059	41,176	9,045	97,280
2015		47,059	41,176	9,045	97,280
2016		47,059	41,176	9,045	97,280
2017		47,059	41,176	9,045	97,280
Thereafter		164,706	156,130	33,774	354,610
Total		376,471	341,422	74,477	792,370
*              Represents six months remaining for 2013

Amortization of the intangible assets for the six months ended June 30, 2013 was $34,514. There was no amortization prior to January 1, 2013 as the assets were placed into service on January 1, 2013.

(NOTE 5) INVESTMENT IN SPHERIX INCORPORATED:

On June 25, 2013, the Company purchased 100,000 shares of Series E Convertible Preferred Stock of Spherix Incorporated for a per share price of $5.00, or an aggregate of $500,000, pursuant to a subscription agreement in a private placement. On September 10, 2013, the Company was acquired by Spherix Incorporated (See Note 1).

These securities were sold to pursuant to an exemption from registration under Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of the securities laws. Each share of Series E Preferred Stock is convertible, at the option of the holder at any time, into one (1) share of Spherix Incorporated common stock and has a stated value of $0.0001. Such conversion ratio is subject to adjustment in the case of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series E Preferred Stock to the extent that, as a result of such conversion, the holder will beneficially own more than 4.99%(or, if such limitation is waived by the holder upon no less than 61 days prior notice, 9.99%) in the aggregate of the issued and outstanding shares of Spherix Incorporated’s common stock calculated immediately after giving effect to the issuance of shares of common stock upon the conversion of the Series E Preferred Stock.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 6) STOCKHOLDERS’ EQUITY:

The Company is authorized to issue 76,000 shares of capital stock, consisting of 75,000 shares of common stock, par value $0.0001 per share, and 1,000 shares of preferred stock, par value $0.0001 per share.  Of the 1,000 shares of preferred stock, 500 shares have been designated by the Company as Series A Convertible Preferred Stock and 128 shares have been designated as Series B Convertible Preferred Stock.

In December 2012 the Company issued 500 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”).  In connection with the formation of the Company each share of Series A Preferred Stock is convertible into 100 shares of common stock, provided however, that no holder shall have the right to convert any shares of Series A Preferred Stock to the extent that after giving effect to such conversion, the owner of such shares would have acquired beneficial ownership of 9.99% of the company's outstanding common stock immediately after giving effect to such conversion.  The beneficial ownership limitations and conversion limits are fully set forth in the Certificate of Designation.  The Series B Preferred Stock ranks pari passu with the Series A Preferred Stock and ranks prior and superior to all of the common stock with respect to preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.  The rights of the shares of Series B Preferred Stock are pari passu with the preferences and relative rights of the Series A Preferred Stock.  The rights of the shares of common stock are subject to the preferences and relative rights of the Series B Preferred Stock.  The holders of the Company’s Series A Preferred Stock are not entitled to vote, except as otherwise required by applicable law, and in such case the holder is entitled to the same number of votes per share of common stock that the holder of these Series A Preferred Stock may convert into at the time of the vote.  In the event of a liquidation, dissolution or winding up of the business of the Company, the holder of the Series A Preferred Stock would have pari passu payment and distribution rights over the holders of the Series B Preferred Stock and preferential payment and distribution rights over holders of common stock.  The Series A Preferred Stock has an aggregate liquidation preference of the higher of its “stated value” ($2,000) or distributions to common shareholders at December 31, 2012.

In April and May 2013 the Company issued 128 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) for $2,234,880. Each share of Series B Preferred Stock is convertible into 100 shares of common stock, provided however, that no holder shall have the right to convert any shares of Series B Preferred Stock to the extent that after giving effect to such conversion, the owner of such shares would have acquired beneficial ownership of 9.99% of the company's outstanding common stock immediately after giving effect to such conversion.  The beneficial ownership limitations and conversion limits are fully set forth in the Certificate of Designation. The Series B Preferred Stock ranks pari passu with the Series A Preferred Stock and ranks prior and superior to all of the common stock with respect to preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.  The rights of the shares of Series B Preferred Stock are pari passu with the preferences and relative rights of the Series A Preferred Stock.  The rights of the shares of common stock are subject to the preferences and relative rights of the Series B Preferred Stock.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 6) STOCKHOLDERS’ EQUITY (continued):

The holders of the Company’s Series B Preferred Stock are not entitled to vote, except as otherwise required by applicable law, and in such case the holder is entitled to the same number of votes per share of common stock that the holder of these Series B Preferred Stock may convert into at the time of the vote. In the event of a liquidation, dissolution or winding up of the business of the Company, the holder of the Series B Preferred Stock would have pari passu payment and distribution rights over holders the Series A Preferred Stock and preferential payment and distribution rights over holders of common stock.  The Series B Preferred Stock has an aggregate liquidation preference of the higher of its “stated value” ($2,000) or distributions to common shareholders.

(NOTE 7)  INCOME TAXES:

Through December 31, 2012, the Company generated U.S. federal and state net operating loss carryovers for tax purposes of approximately $5,600.  The net operating loss carryover may be used to reduce taxable income through the year 2032. Section 382 of the Internal Revenue Code imposes certain limitations on the utilization of net operating loss carryovers and other tax attributes after a change in control. If the Company has a change in ownership, such change could significantly limit the possible utilization of such carryovers.

The income tax provision (benefit) consists of the following:

Current	December 31, 2012
Federal	$–
State	–
–
Deferred
Federal	(12,224)
State	(1,798)
(14,022)
Change in valuation allowance	14,022
Total income tax provision	$–

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 7) INCOME TAXES (continued):

A reconciliation of the effective income tax rate and the statutory federal income tax rate for all periods is as follows:

U.S. federal statutory rate	(34)%
State income tax rate, net of federal benefit	(5)
Less: valuation allowance	39
Provision for income taxes	– %

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established.

Based upon the Company’s history of losses since inception, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized and as a result, as of June 30, 2013, a full valuation allowance has been established. The tax effects of temporary differences that give rise to deferred tax assets are presented below:

Deferred tax assets:
Net operating loss carryforward	$2,200
Deferred start-up and organizational expenses	11,822
Valuation allowance	(14,022)
Net deferred tax asset	$–

(NOTE 8) COMMITMENTS AND CONTINGENCIES:

In November 2012, the Company entered into a letter agreement with the Chairman of the Board, President, Secretary and Treasurer (the “employee”).  The employment was “at will” in nature and provided a base salary of $3,000 per month.  The employee resigned from the Company subsequent to December 31, 2012 and on May 3, 2013, the Company entered into a letter agreement with its former director to pay a cash bonus of $17,460 on May 3, 2013.

On March 22, 2013, the Company entered into an employment agreement with Anthony Hayes to be the Company’s Chief Executive Officer.  This agreement provides for a base salary at an annual rate of $150,000 and shall be automatically renewed for successive six-month periods unless the Company or Anthony Hayes provides the other party thirty-days’ notice.  This employment agreement was amended on May 1, 2013, to set the annual rate of base compensation at $1 for the first six months.

On May 1, 2013, the Company entered into a letter agreement with its sole director of the Board of Directors.  This agreement provides for a base salary at a monthly rate of $3,000.  The Director’s employment shall be “at will”. From time to time this director may perform legal services on behalf of the Company for an agreed upon fee.

(NOTE 9) RELATED PARTY TRANSACTIONS:

A shareholder of the Company, through a separate unrelated entity, provides overhead and occupancy for North South at minimal cost.

NORTH SOUTH HOLDINGS INC. AND SUBSIDIARY
(A COMPANY IN THE DEVELOPMENT STAGE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND
INFORMATION FOR THE SIX-MONTH PERIOD ENDED
JUNE 30, 2013 (Unaudited)

(NOTE 10) SUBSEQUENT EVENTS:

(A)  On August 6, 2013, North South purchased a promissory note (the “Note”) in the principal amount of $500,000 from Spherix Incorporation pursuant to the terms of a Note Purchase Agreement.  The Note accrues interest due North South at the rate of 0.25% per annum and is due and payable twenty four months from the date of issuance, subject to acceleration in the event of default and may be prepaid in whole or in part without penalty or premium.

(B)  In August 2013 the Company issued 1,689 shares of common stock for proceeds net of 10% in commissions of $1,801,060 (at a value of $1,185 per share) to strategic investors in the intellectual property monetization space. This cash will be used to continue the monetization of patents currently owned by North South, as well as seek additional opportunities for growth.

(C)  On July 26, 2013, the Company formed Guidance IP LLC, (“Guidance”) and Directional IP LLC. (“Directional”) Delaware limited liability corporations. The Company is the sole member of these limited liability corporations.

(D)  On August 1, 2013, Guidance filed a complaint against T-Mobile USA, Inc. for patent infringement. The complaint was filed in the U.S. District Court for the Middle District of Florida, the residential jurisdiction for the corporate headquarters of Harris Corporation, the original patent owner. The lawsuit claims infringement by T-Mobile of United States Patent No. 5,719,584 entitled “System and Method for Determining the Geolocation of a Transmitter” (“584 Patent”). The technology relates to the geolocation of cell phones on the T-Mobile cell phone network. The 584 Patent was acquired along with over 200 patents by the Company from Harris in December 2012.

(E)  On August 29, 2013, 9.2579 shares of Series A Preferred Stock and 20.9793 shares of Series B Preferred Stock were converted into 3,024 shares of common stock.

(F)Management has evaluated events that have occurred after the balance sheet date but before the date which the consolidated financial statements are issued.

End of Notes to Financial Statements